Exhibit (10) (a)
INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Post-Effective  Amendment  No. 1 to  Registration
Statement  No.  333-94785  of Allstate  Life of New York  Separate  Account A of
Allstate Life Insurance Company of New York on Form N-4 of our report dated February 25, 2000, relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and our report dated March 27, 2000, relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate of New York Separate Account A of Allstate Life Insurance Company of New York), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Prospectuses and Statements of Additional Information.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 6, 2000



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Exhibit (10) (b) Consent of Freedman, Levy, Kroll & Simonds

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses contained in Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-94785).



/s/ FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
September 7, 2000